                         ANNUAL REPORT / OCTOBER 31 1999


                             AIM GLOBAL INCOME FUND


                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                      ------------------------------------

                      THE WATER LILY POND BY CLAUDE MONET

             AIM GLOBAL INCOME FUND IS BRIDGING CONTINENTS TO BRING

           SHAREHOLDERS NEW INVESTMENT OPPORTUNITIES. WIDE OCEANS ARE

         NOW NO MORE OF A BARRIER TO GLOBAL INVESTING THAN THE TRANQUIL

             POND DEPICTED IN MONET'S PAINTING. THE MANAGEMENT TEAM

          HAS CONSTRUCTED A DIVERSE PORTFOLIO CONSISTING OF GOVERNMENT

                   AND CORPORATE BONDS FROM AROUND THE WORLD.

                      ------------------------------------

AIM Global Income Fund is for shareholders who seek a high level of current income. The fund invests in a portfolio of debt issued by U.S. and foreign governments and corporations.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Income Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B shares will differ from that of Class A shares due to differences in sales-charge structure and expenses.
o The fund's average annual total returns, including sales charges, for the periods ended 9/30/99, the most recent calendar quarter end, were as follows: for Class A shares, one year, -7.39%; five years, 6.57%; inception (9/15/94), 6.53%. For Class B shares, one year, -7.93%; five years, 6.75%;
    inception (9/15/94), 6.85%. For Class C shares, one year, -4.29%; inception (8/4/97), 2.09%.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The fund's annualized distribution rate reflects the fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value.
o Government securities, such as U.S. Treasury bills, notes and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as "junk bonds." These bonds have a greater risk of price fluctuation and loss of principal and income than U.S. government securities, such as U.S. Treasury bonds and bills, which offer a government guarantee as to the repayment of principal and interest if held to maturity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Government Bond Index is generally considered representative of intermediate and long-term U.S. Treasury and U.S. government agency securities.
o The unmanaged Salomon Brothers World Government Bond Index is a composite of long-term foreign government debt securities.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                             AIM GLOBAL INCOME FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER





                    Dear Fellow Shareholder:

   [PHOTO OF        The fiscal year discussed in this report reconfirmed our
   Charles T.       faith in two long-established principles of investing:
     Bauer,         portfolio diversification and long-term thinking. We could
  Chairman of       title this report "What a Difference a Year Makes."
  the Board of          An investor surveying conditions when the fiscal year
    THE FUND        opened on October 31, 1998, saw a market dominated by
  APPEARS HERE]     large-capitalization stocks and high-quality bonds,
                    especially U.S. Treasuries. Ten months into 1998, two well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                        In bond markets also, name-brand quality was the place
                    to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                     -------------------------------------

                                 STAYING FULLY

                  INVESTED IN A DIVERSIFIED PORTFOLIO REMAINS

                     A COMPELLING STRATEGY AND ONE OF YOUR

                       BEST PROSPECTS FOR LONG-TERM GAIN.

                     -------------------------------------


                             AIM GLOBAL INCOME FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


DESPITE CHALLENGING MARKET,
FUND PROVIDES SOLID INCOME

THE MARKET ENVIRONMENT WAS DIFFICULT FOR BOND INVESTORS. HOW DID AIM GLOBAL INCOME FUND PERFORM?
Although bond performance was dreary due to rising interest rates, the fund continued to provide attractive monthly income. As of October 31, 1999, the fund's 30-day distribution rates at net asset value were 7.04%, 6.48% and 6.49% for Class A, B and C shares, respectively. The fund's 30-day SEC yield at maximum offering price was 6.68% for Class A shares and 6.53% for both Class B and Class C shares.
    The rising interest-rate environment negatively affected most bond-market sectors, and this trend detracted from the fund's total returns for the fiscal year. Excluding sales charges, total returns were -1.94%, -2.37%, and -2.47% for Class A, B and C shares, respectively. Over the same period, the total return of the Salomon Brothers World Government Bond Index was -2.46%.

HOW DID FOREIGN BONDS FARE?
Although the U.S. dollar weakened against the Japanese yen, it remained strong against other major currencies, including the euro. The strength of the dollar against most other currencies hurt returns for U.S. investors in foreign bonds. We continued to mitigate the effect of a strong dollar by selectively hedging currency.
    Even without taking currency factors into consideration, the performance of foreign bonds (except for emerging markets debt) was lackluster as evidenced by the performance of the Salomon Brothers World Government Bond Index for the fiscal year.
    Two of the better-performing bond markets were Canada and the United Kingdom, and the fund benefited from its significant exposure to these markets. In the United Kingdom, the bond market got a boost from low inflation and a Bank of England that acted diligently to keep it in check. Bonds in the Euroland regions performed poorly in the face of a strengthening economy before showing signs of recovering toward the end of the fiscal year as economic conditions moderated.

WHAT WERE KEY TRENDS IN THE DOMESTIC INVESTMENT-GRADE BOND MARKET?
    As of the end of the fiscal year, 1999 had been the worst year for bonds in the United States since 1994 and the second worst year on record. Investors were concerned that continued strong economic growth would prompt the Federal Reserve Board (the Fed) to raise interest rates to keep inflation at bay, and this had an unsettling effect on the bond market. Ultimately, in two separate moves, the Fed raised the key federal funds rate from 4.75% to 5.25%.
    The bond market was also rattled by record supply, the potential impact of the Y2K problem--the need to reprogram older computers to recognize the year 2000--and the decline in value of the U.S. dollar against the Japanese yen. An overabundance of new issues hurt the performance of investment-grade corporate bonds. Companies rushed to issue new bonds before Y2K concerns became more pronounced toward the end of 1999. This overabundance of supply was generally met by weak demand, stemming from concerns that rising interest rates might undermine corporate profits and affect the ability of companies to meet their debt obligations. However, there was some increase in demand for investment-grade corporate bonds toward the end of the fiscal year as their yields rose to attractive levels.
    The weakness in the bond market was reflected in the yield of the benchmark 30-year U.S. Treasury bond, which rose from 5.15% at the beginning of the fiscal year to 6.16% at its conclusion. In October, bond yields neared their highs for the year. The yield differentials between Treasuries and lower-rated bonds, wide at the beginning of the fiscal year, narrowed somewhat as the reporting period progressed. However, by the end of the fiscal year, yield spreads again approached their widest levels of the reporting period, as nearly every bond sector displayed weakness amid continuing concerns about inflation.

HOW DID HIGH-YIELD BONDS PERFORM?
After beginning the fiscal year in the doldrums, high-yield bonds rallied midway through the reporting period, and for a time were market leaders. However, the performance of high-yield bonds plummeted amid concerns about interest rates, inflation and a growing default

                     -------------------------------------

                          TWO OF THE BETTER-PERFORMING

                          BOND MARKETS WERE CANADA AND

                          THE UNITED KINGDOM, AND THE

                      FUND BENEFITED FROM ITS SIGNIFICANT

                           EXPOSURE TO THESE MARKETS.

                     -------------------------------------


          See important fund and index disclosures inside front cover.



                             AIM GLOBAL INCOME FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

================================================================================
TOP FIVE BOND HOLDINGS                      Coupon  Maturity        % of
                                                                  Portfolio
--------------------------------------------------------------------------------
1. CSC Holdings, Inc., Sr. Unsec. Deb.     7.625%    07/2018       1.70%

2. Delta Air Lines, Inc., Deb.            10.375     12/2022       1.38

3. Time Warner Inc., Deb.                  9.125     01/2013       1.29

4. Stadshypotek A.B. Series 1562, Notes    3.50      09/2004       1.24

5. Dresdner Finance B.V.                   3.532     07/2003       1.20

   Series 11 Floating Rate Gtd. Notes

Please keep in mind that the fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
================================================================================

================================================================================
PIE CHART
--------------------------------------------------------------------------------
[S]                                  [C]
Other                                7.58%
Investment-grade bonds               26.75%
Foreign bonds                        42.40%
High-yield bonds                     23.27%
================================================================================

rate. Toward the end of the fiscal year, the default rate for the issuers of high-yield bonds rose to approximately 4%, its highest level since 1991. An overabundance of supply and concerns about liquidity also hurt the high-yield market.

HOW WAS THE FUND STRUCTURED AT THE END OF THE FISCAL YEAR?
As of October 31, the fund had 191 holdings, with total assets divided as follows: foreign bonds, 42.40%; domestic investment-grade bonds, 26.75%, high-yield bonds, 23.27%; and other assets, 7.58%. The weighted average maturity of the portfolio was 10.60 years and its duration was 5.898 years. The fund had an average portfolio quality rating of BBB as measured by Standard & Poor's Corporation (S&P) and Moody's Investor Service (Moody's), two widely known credit rating agencies. These historical ratings are based on an analysis of the credit quality of the individual securities in the fund's portfolio. The average coupon was 8.13%.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
We believe bonds will continue to be an attractive source of income. Globally, the economy is improving. In Europe, inflation is low, and the economy is showing signs of recovery. Mergers and restructurings are proceeding at a brisk pace, which should enhance corporate profitability and the attractiveness of European corporate bonds. We expect the European Economic and Monetary Union to continue to stimulate the development of the corporate- and high-yield bond markets in Europe, potentially increasing the fund's investment options. Additionally, Asia appears to be well on its way to recovery from the economic crisis that had global ramifications in 1997-1998.
    The global acceleration in economic growth could lead to higher interest rates to keep inflation in check, which could affect total returns for bonds.
    In the United States, we also expect bond performance to improve in 2000. Inflation and interest rates remain relatively low. Moreover, there are indications that, for the short term at least, the Fed may be finished adjusting monetary policy. On November 16, after the close of the reporting period, the central bank raised the federal funds rate to 5.5% and adopted a neutral bias toward additional rate hikes.
    Furthermore, the U.S. economy continues to grow at a healthy pace and corporate profits are solid. This could spark investor interest in investment-grade corporate bonds, which offered attractive yields at the close of the fiscal year. It also could benefit high-yield bonds, whose issuers are generally better able to meet their debt obligations when corporate earnings are strong.
    Regardless, we will adhere to our strategy of investing in foreign, domestic investment-grade and high-yield bonds. Normally, these bonds tend to react differently to various economic and market conditions. Over the long term, we believe this investment approach can enhance returns, reduce risk and provide for an attractive level of income.

          See important fund and index disclosures inside front cover.

                             AIM GLOBAL INCOME FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL INCOME FUND VS. BENCHMARK INDEXES

2/3/89-10/31/99

in thousands
================================================================================
                                                  Salomon
              AIM Global         AIM Global    Brothers World     Lehman World
             Income Fund,       Income Fund,     Government        Government
            Class B shares,   Class A shares,    Bond Index        Bond Index
--------------------------------------------------------------------------------

9/30/94         9524              10000            10072             9859
10/31/94        9613              10079            10234             9851.11
10/31/95        11158             11647            11790             11366.9
10/31/96        12298             12772            12422             11947.6
10/31/97        13411             13855            12746             12980.8
10/31/98        13940             14323            14346             14446.6
10/31/99        13670             13889            13993             14270.1

Past performance cannot guarantee comparable future results.
Source: Lipper, Inc.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. THE RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your fund to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to the bond market over the period 9/15/94-10/31/99. (Please note that index performance is from 8/31/94-10/31/99). It is important to understand the difference between your fund and an index. Your fund's total return is shown with a sales charge and includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. Market indexes are not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges

================================================================================
CLASS A SHARES
Inception (9/15/94)                   6.29%
 5 Years                              6.26
 1 Year                              -6.61*
*-1.94% excluding sales charges

CLASS B SHARES
Inception (9/15/94)                   6.61%
 5 Years                              6.47
 1 Year                              -6.96*
*-2.37% excluding sales charges

CLASS C SHARES
Inception (8/4/97)                    1.70%
 1 Year                              -3.38*
*-2.47% excluding sales charges

================================================================================

The performance of Class C shares will differ from that of Class A and Class B shares due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please refer to the inside front cover.


                             AIM GLOBAL INCOME FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                      PRINCIPAL      MARKET
                                      AMOUNT(a)       VALUE
U.S. DOLLAR DENOMINATED BONDS &
  NOTES-62.27%

AIR FREIGHT-0.40%

Atlas Air, Inc., Sr. Unsec. Notes,
  10.75%, 08/01/05                    $  350,000   $   350,000
--------------------------------------------------------------

AIRLINES-3.80%

Air 2 US, Series C, Equipment Trust,
  10.127%, 10/01/20 (Acquired
  10/28/99; Cost $450,000)(b)            450,000       457,920
--------------------------------------------------------------
Airplanes Pass Through Trust, Series
  D Gtd. Sub. Bonds, 10.875%,
  03/15/19                               230,000       204,845
--------------------------------------------------------------
Delta Air Lines, Inc., Deb.,
  9.00%, 05/15/16                        550,000       583,297
--------------------------------------------------------------
  10.375%, 12/15/22                    1,000,000     1,208,370
--------------------------------------------------------------
Dunlop Standard Aero Holdings
  (United Kingdom), Sr. Notes,
  11.875%, 05/15/09(c)                   530,000       537,950
--------------------------------------------------------------
United Air Lines, Inc., Pass Through
  Ctfs., 9.56%, 10/19/18                 300,000       329,784
--------------------------------------------------------------
                                                     3,322,166
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.75%

Advance Stores Co., Inc., Series B,
  Sr. Unsec. Gtd. Sub. Notes,
  10.25%, 04/15/08                       270,000       249,750
--------------------------------------------------------------
Exide Corp., Sr. Notes, 10.00%,
  04/15/05                               430,000       402,050
--------------------------------------------------------------
                                                       651,800
--------------------------------------------------------------

AUTOMOBILES-0.34%

DaimlerChrysler N.A. Holdings
  (Germany), Gtd. Notes, 7.20%,
  09/01/09                               300,000       301,065
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-2.55%

Midland Bank PLC (United Kingdom),
  Sub. Notes, 7.65%, 05/01/25            280,000       283,480
--------------------------------------------------------------
Regions Financial Corp., Sub. Notes,
  7.75%, 09/15/24                        500,000       497,940
--------------------------------------------------------------
Republic New York Corp.,
  Sub. Notes, 9.70%, 02/01/09            400,000       455,340
--------------------------------------------------------------
  Sub. Deb., 9.50%, 04/15/14             370,000       412,546
--------------------------------------------------------------
Deutsche Bank Finance B.V.
  (Netherlands), Conv. Bonds, 4.50%,
  02/12/17(e)                          1,200,000       579,060
--------------------------------------------------------------
                                                     2,228,366
--------------------------------------------------------------

BANKS (MONEY CENTER)-1.26%

Capital One Financial Corp., Unsec.
  Notes, 7.25%, 05/01/06                 600,000       570,000
--------------------------------------------------------------
Riggs Capital Trust II, Series C
  Gtd. Bonds, 8.875%, 03/15/27           570,000       533,722
--------------------------------------------------------------
                                                     1,103,722
--------------------------------------------------------------

BANKS (REGIONAL)-0.75%

Mercantile Bancorp, Inc., Unsec.
  Sub. Notes, 7.30%, 06/15/07            660,000       654,562
--------------------------------------------------------------

                                      PRINCIPAL      MARKET
                                      AMOUNT(a)       VALUE
BROADCASTING (TELEVISION, RADIO &
  CABLE)-5.94%

British Sky Broadcasting (United
  Kingdom), Unsec. Gtd. Notes,
  8.20%, 07/15/09 (Acquired
  07/01/99-08/10/99; Cost
  $890,547)(b)                        $  900,000   $   877,254
--------------------------------------------------------------
Comcast Cable Communications, Unsec.
  Notes, 8.50%, 05/01/27                 500,000       540,710
--------------------------------------------------------------
Cox Communications, Inc., Unsec.
  Notes, 7.75%, 08/15/06                 400,000       409,744
--------------------------------------------------------------
CSC Holdings, Inc., Sr. Unsec. Deb.,
  7.875%, 02/15/18                       400,000       381,784
--------------------------------------------------------------
  7.625%, 07/15/18                     1,600,000     1,489,024
--------------------------------------------------------------
Fox Family Worldwide, Inc., Sr.
  Unsec. Disc. Notes, 10.25%,
  11/01/07(f)                            940,000       618,050
--------------------------------------------------------------
Knology Holdings, Inc., Sr. Disc.
  Notes, 11.875%, 10/15/07(f)            700,000       393,750
--------------------------------------------------------------
USA Networks, Inc., Sr. Unsec. Gtd.
  Notes, 6.75%, 11/15/05                 500,000       477,914
--------------------------------------------------------------
                                                     5,188,230
--------------------------------------------------------------

CHEMICALS-1.63%

Agrium, Inc. (Canada), Unsec. Notes,
  7.00%, 02/01/04                        350,000       337,536
--------------------------------------------------------------
Airgas, Inc., Medium Term Notes,
  7.14%, 03/08/04                        500,000       474,010
--------------------------------------------------------------
Nova Gas Transmission Ltd. (Canada),
  Yankee Deb., 8.50%, 12/15/12           450,000       482,634
--------------------------------------------------------------
Sterling Chemicals, Inc., Sr. Unsec.
  Sub. Notes, 11.75%, 08/15/06           200,000       127,000
--------------------------------------------------------------
                                                     1,421,180
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.93%

Dialog Corp. PLC (United Kingdom),
  Series A, Sr. Sub. Yankee Notes,
  11.00%, 11/15/07                       750,000       637,500
--------------------------------------------------------------
ProNet, Inc., Sr. Sub. Notes,
  11.875%, 06/15/05                      250,000       171,250
--------------------------------------------------------------
                                                       808,750
--------------------------------------------------------------

COMPUTERS (NETWORKING)-0.33%

Exodus Communications, Sr. Unsec.
  Notes, 11.25%, 07/01/08                280,000       290,500
--------------------------------------------------------------

CONSTRUCTION (CEMENT &
  AGGREGATES)-0.34%

Schuff Steel Co., Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 06/01/08           350,000       299,250
--------------------------------------------------------------

CONSUMER FINANCE-1.25%

Countrywide Capital, Gtd. Notes,
  8.05%, 06/15/27                        350,000       332,052
--------------------------------------------------------------
MBNA Capital I, Series A Bonds,
  8.278%, 12/01/26                       835,000       757,161
--------------------------------------------------------------
                                                     1,089,213
--------------------------------------------------------------

                                      PRINCIPAL      MARKET
                                      AMOUNT(a)       VALUE
DISTRIBUTORS (FOOD & HEALTH)-0.26%

Fleming Companies, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 10.625%, 07/31/07  $  255,000   $   229,500
--------------------------------------------------------------

ELECTRIC COMPANIES-2.30%

Cleveland Electric Illumination,
  Series D, Sr. Sec. Notes, 7.88%,
  11/01/17                               500,000       482,969
--------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Notes,
  7.50%, 01/15/09                        750,000       690,172
--------------------------------------------------------------
El Paso Electric Co., Series D, Sec.
  First Mortgage Bonds, 8.90%,
  02/01/06                               250,000       265,052
--------------------------------------------------------------
Series E, Sec. First Mortgage Bonds,
  9.40%, 05/01/11                        250,000       273,007
--------------------------------------------------------------
Niagara Mohawk Power, Series H, Sr.
  Unsec. Disc. Notes, 8.50%,
  07/01/10 (Acquired 08/11/99; Cost
  $291,000)(b)                           400,000       302,664
--------------------------------------------------------------
                                                     2,013,864
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.23%

Panda Funding Corp., Series A-1,
  Pooled Project Bonds, 11.625%,
  08/20/12                               198,404       199,396
--------------------------------------------------------------

ENTERTAINMENT-1.88%

News America Holdings, Inc., Notes,
  8.45%, 08/01/34                        500,000       512,615
--------------------------------------------------------------
Time Warner Inc., Deb., 9.125%,
  01/15/13                             1,000,000     1,127,140
--------------------------------------------------------------
                                                     1,639,755
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.07%

Finova Capital Corp., Unsec. Sr.
  Notes, 7.625%, 09/21/09                210,000       210,244
--------------------------------------------------------------
Sumitomo Bank International Finance
  N.V. (Japan), Gtd. Sub. Notes,
  8.50%, 06/15/09                        700,000       724,511
--------------------------------------------------------------
                                                       934,755
--------------------------------------------------------------

FOODS-1.02%

ConAgra, Inc., Sr. Unsec. Notes,
  7.125%, 10/01/26                       900,000       889,443
--------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.09%

Harborside Healthcare, Sr. Unsec.
  Gtd. Disc. Sub. Notes, 11.00%,
  08/01/08(e)                            300,000        78,000
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-0.54%

Team Health, Inc., Sr. Sub. Notes,
  12.00%, 03/15/09(c)                    470,000       472,350
--------------------------------------------------------------

HOMEBUILDING-0.06%

D.R. Horton, Inc., Unsec. Gtd.
  Notes, 10.00%, 04/15/06                 55,000        55,275
--------------------------------------------------------------

HOUSEHOLD PRODUCTS
  (NON-DURABLES)-0.50%

Procter & Gamble Co. (The), Putable
  Deb., 8.00%, 09/01/24                  400,000       434,548
--------------------------------------------------------------

HOUSEWARES-0.35%

Decora Industries, Inc., Series B,
  Sr. Sec. Gtd. Notes, 11.00%,
  05/01/05                               350,000       306,250
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.79%

Torchmark Corp., Notes, 7.875%,
  05/15/23                               750,000       693,143
--------------------------------------------------------------

                                      PRINCIPAL      MARKET
                                      AMOUNT(a)       VALUE
INSURANCE (PROPERTY-CASUALTY)-1.09%

Terra Nova Holdings, Co. (United
  Kingdom), Sr. Unsec. Gtd. Notes,
  7.20%, 08/15/07                     $  500,000   $   479,330
--------------------------------------------------------------
  7.00%, 05/15/08                        500,000       471,800
--------------------------------------------------------------
                                                       951,130
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-1.61%

HSBC America Capital Trust II, Gtd.
  Bonds, 8.38%, 05/15/27 (Acquired
  08/12/99; Cost $479,210)(b)            500,000       479,120
--------------------------------------------------------------
Lehman Brothers, Inc.,
  Sr. Sub. Notes, 7.375%, 01/15/07       530,000       523,667
--------------------------------------------------------------
  Notes, 8.50%, 08/01/15                 390,000       404,305
--------------------------------------------------------------
                                                     1,407,092
--------------------------------------------------------------

IRON & STEEL-0.47%

Acme Metal, Inc., Sr. Unsec. Gtd.
  Deb., 10.875%, 12/15/07(d)(g)          438,000        94,170
--------------------------------------------------------------
GS Technologies, Inc., Sr. Gtd.
  Notes, 12.00%, 09/01/04                200,000       111,000
--------------------------------------------------------------
Sheffield Steel Corp., Series B,
  First Mortgage Notes, 11.50%,
  12/01/05                               250,000       208,750
--------------------------------------------------------------
                                                       413,920
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.46%

Marvel Enterprises, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 12.00%, 06/15/09      440,000       402,600
--------------------------------------------------------------
LODGING-HOTELS-0.35%
John Q. Hammons Hotels, Inc., Sec.
  First Mortgage Notes, 9.75%,
  10/01/05                               100,000        90,500
--------------------------------------------------------------
Stena Line A.B. (Sweden), Sr. Unsec.
  Yankee Notes, 10.625%, 06/01/08        310,000       217,775
--------------------------------------------------------------
                                                       308,275
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.24%

Glenoit Corp., Sr. Unsec. Gtd. Sub.
  Notes, 11.00%, 04/15/07                380,000       210,900
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.52%

First Wave Marine, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 11.00%, 02/01/08      250,000       188,750
--------------------------------------------------------------
MMI Products, Inc., Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07                260,000       265,200
--------------------------------------------------------------
                                                       453,950
--------------------------------------------------------------

METALS MINING-0.27%

Rio Algom Ltd. (Canada), Yankee
  Unsec. Deb., 7.05%, 11/01/05           250,000       238,455
--------------------------------------------------------------

NATURAL GAS-1.80%

Dynegy, Inc., Sr. Unsec. Deb.,
  7.125%, 05/15/18                       500,000       459,975
--------------------------------------------------------------
Enron Corp., Sr. Sub. Deb., 8.25%,
  09/15/12                               500,000       515,220
--------------------------------------------------------------

                                      PRINCIPAL      MARKET
                                      AMOUNT(a)       VALUE
NATURAL GAS-(CONTINUED)

Sonat, Inc., Unsec. Notes, 7.625%,
07/15/11                              $  600,000   $   600,828
--------------------------------------------------------------
                                                     1,576,023
--------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-1.43%

Oneok, Inc., Unsec. Notes, 7.75%,
  08/15/06                               400,000       401,224
--------------------------------------------------------------
Pogo Producing Co., Series B, Sr.
  Unsec. Sub. Notes, 10.375%,
  02/15/09                               500,000       520,000
--------------------------------------------------------------
Queen Sand Resources, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 12.50%,
  07/01/08                               160,000        92,000
--------------------------------------------------------------
Talisman Energy, Inc. (Canada),
  Yankee Deb., 7.125%, 06/01/07          250,000       240,210
--------------------------------------------------------------
                                                     1,253,434
--------------------------------------------------------------

OIL & GAS (REFINING &
  MARKETING)-0.70%

Texas Petrochemical Corp., Sr.
  Unsec. Sub. Notes, 11.125%,
  07/01/06                               750,000       611,250
--------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.54%

Polaroid Corp., Sr. Unsec. Notes,
  11.50%, 02/15/06                       470,000       472,350
--------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-1.30%

AES Corp., Sr. Notes, 8.00%,
  12/31/08                               750,000       686,250
--------------------------------------------------------------
Kincaid Generation LLC, Sec. Bonds,
  7.33%, 06/15/20 (Acquired
  04/30/98; Cost $501,235)(b)            500,000       453,630
--------------------------------------------------------------
                                                     1,139,880
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.65%

News America Holdings, Inc., Sr.
  Gtd. Deb., 9.25%, 02/01/13             250,000       274,755
--------------------------------------------------------------
United News & Media PLC (United
  Kingdom), Sr. Unsec. Yankee Notes,
  7.75%, 07/01/09                        300,000       292,905
--------------------------------------------------------------
                                                       567,660
--------------------------------------------------------------

RAILROADS-1.48%

CSX Corp., Sr. Unsec. Putable Deb.,
  7.25%, 05/01/27                        750,000       747,173
--------------------------------------------------------------
Norfolk Southern Corp., Putable
  Bonds, 7.05%, 05/01/37                 550,000       546,816
--------------------------------------------------------------
                                                     1,293,989
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-1.22%

Glenborough Properties, Series B,
  Sr. Unsec. Notes, 7.625%, 03/15/05     500,000       445,514
--------------------------------------------------------------
Health Care REIT, Inc., Sr. Unsec.
  Notes, 7.625%, 03/15/08                200,000       169,320
--------------------------------------------------------------
Spieker Properties LP, Unsec. Deb.,
  7.35%, 12/01/17                        500,000       446,705
--------------------------------------------------------------
                                                     1,061,539
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.19%

Plainwell, Inc., Series B, Sr.
  Unsec. Sub. Notes, 11.00%,
  03/01/08                               230,000       166,750
--------------------------------------------------------------

                                      PRINCIPAL      MARKET
                                      AMOUNT(a)       VALUE
RETAIL (SPECIALTY)-2.31%

Amazon.com, Inc., Conv. Deb., 4.75%,
  02/01/09 (Acquired 01/29/99; Cost
  $501,875)(b)                        $  500,000   $   532,500
--------------------------------------------------------------
CEX Holdings, Inc., Series B Sr.
  Unsec. Gtd. Sub. Notes, 9.625%,
  06/01/08                               170,000       184,450
--------------------------------------------------------------
CSK Auto Inc., Series A, Sr. Gtd.
  Sub. Deb, 11.00%, 11/01/06             130,000       134,550
--------------------------------------------------------------
Neff Corp., Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 06/01/08                840,000       814,800
--------------------------------------------------------------
Rent-A-Center, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 08/15/08           350,000       350,000
--------------------------------------------------------------
                                                     2,016,300
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.15%

J Crew Operating Corp., Sr. Sub.
  Notes, 10.375%, 10/15/07               150,000       126,750
--------------------------------------------------------------

SAVINGS & LOAN COMPANIES-1.02%

Sovereign Bancorp, Inc., Medium Term
  Sub. Notes, 8.00%, 03/15/03            600,000       595,242
--------------------------------------------------------------
Washington Mutual, Inc., Notes,
  7.50%, 08/15/06                        290,000       293,622
--------------------------------------------------------------
                                                       888,864
--------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.22%

MDC Communications Corp. (Canada),
  Sr. Unsec. Sub. Yankee Notes,
  10.50%, 12/01/06                       200,000       195,000
--------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-0.65%

Hydrochem Industrial Service Co.,
  Series B, Sr. Sec. Gtd. Sub.
  Notes, 10.375%, 08/01/07               150,000       131,250
--------------------------------------------------------------
Laidlaw, Inc. (Canada), Unsec.
  Yankee Deb., 6.70%, 05/01/08           500,000       436,010
--------------------------------------------------------------
                                                       567,260
--------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.28%

MSX International, Inc., Sr. Unsec.
  Sub. Notes, 11.375%, 01/15/08          260,000       245,700
--------------------------------------------------------------

SOVEREIGN DEBT-2.38%

Province of Manitoba (Canada),
  Yankee Deb., 7.75%, 07/17/16           550,000       585,629
--------------------------------------------------------------
Province of Quebec (Canada), Series
  A, Medium Term Putable Yankee
  Notes, 5.735%, 03/02/26                500,000       497,670
--------------------------------------------------------------
  Series A, Medium Term Yankee
  Notes, 6.29%, 03/06/26               1,000,000       993,710
--------------------------------------------------------------
                                                     2,077,009
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.64%

PageMart Wireless, Inc., Sr. Sub.
  Disc. Notes, 11.25%, 02/01/08(f)       600,000       189,000
--------------------------------------------------------------
US Unwired Inc., Sr. Disc. Notes,
  13.375%, 11/01/09 (Acquired
  10/26/99; Cost $366,142)(b)(f)         700,000       369,250
--------------------------------------------------------------
                                                       558,250
--------------------------------------------------------------

                                      PRINCIPAL      MARKET
                                      AMOUNT(a)       VALUE
TELECOMMUNICATIONS (LONG
  DISTANCE)-4.14%

Call-Net Enterprises, Inc. (Canada),
  Sr. Unsec. Disc. Yankee Notes,
  8.94%, 08/15/08(e)                  $  330,000   $   196,350
--------------------------------------------------------------
Centel Capital, Deb., 9.00%,
  10/15/19                               300,000       342,225
--------------------------------------------------------------
Econophone, Inc., Sr. Unsec. Notes,
  13.50%, 07/15/07                       750,000       781,875
--------------------------------------------------------------
Esprit Telecom Group PLC (United
  Kingdom), Sr. Unsec. Yankee Notes,
  11.50%, 12/15/07                       250,000       256,250
--------------------------------------------------------------
MCI Communications Corp., Putable
  Sr. Unsec. Deb., 7.125%, 06/15/27      650,000       655,025
--------------------------------------------------------------
Primus Telecommunications Group,
  Inc., Sr. Notes, 11.25%, 01/15/09      750,000       693,750
--------------------------------------------------------------
Tele1 Europe B.V. (Netherlands), Sr.
  Unsec. Notes, 13.00%, 05/15/09(c)      500,000       497,500
--------------------------------------------------------------
Versatel Telecom B.V. (Netherlands),
  Sr. Notes, 13.25%, 05/15/08            190,000       191,900
--------------------------------------------------------------
                                                     3,614,875
--------------------------------------------------------------

TELEPHONE-4.42%

AT&T Canada Inc., Notes, 7.65%,
  09/15/06 (Acquired 09/15/99) Cost
  $369,123)(b)                           370,000       370,758
--------------------------------------------------------------
Bell Atlantic Financial Services,
  Inc., Conv. Bonds, 4.25%, 09/15/05     500,000       528,806
--------------------------------------------------------------
Esat Holdings Ltd. (Ireland), Sr.
  Yankee Notes, 12.50%, 02/01/07(f)      350,000       255,500
--------------------------------------------------------------
ICG Services, Inc., Sr. Unsec. Disc.
  Notes, 10.00%, 02/15/08(f)             600,000       321,096
--------------------------------------------------------------
Liberty Media Group, Bonds, 7.875%,
  07/15/09 (Acquired 06/30/99; Cost
  $397,616)(b)                           400,000       398,910
--------------------------------------------------------------
Logix Communications, Sr. Unsec.
  Notes, 12.25%, 06/15/08                350,000       280,875
--------------------------------------------------------------
SBC Communications, Inc., Deb.,
  7.375%, 07/15/43                       500,000       466,490
--------------------------------------------------------------
Williams Communications Group, Inc.,
  Sr. Unsec. Notes, 10.70%, 10/01/07     450,000       469,125
--------------------------------------------------------------
Worldwide Fiber, Inc. (Canada), Sr.
  Notes,
  12.50%, 12/15/05                       230,000       235,750
--------------------------------------------------------------
  12.00%, 08/01/09(c)                    530,000       532,650
--------------------------------------------------------------
                                                     3,859,960
--------------------------------------------------------------

TRUCKERS-0.33%

Travelcenters of America, Inc., Sr.
  Unsec. Gtd. Sub. Deb., 10.25%,
  04/01/07                               290,000       286,375
--------------------------------------------------------------

WASTE MANAGEMENT-2.05%

Browning-Ferris, Deb., 9.25%,
  05/01/21                               350,000       302,750
--------------------------------------------------------------
Waste Management Inc., Sr. Unsec.
  Notes,
  7.125%, 10/01/09                       525,000       447,258
--------------------------------------------------------------
  7.125%, 12/15/17                       190,000       145,263
--------------------------------------------------------------
WMX Technologies, Inc., Unsec.
  Putable Notes, 7.10%, 08/01/26         980,000       897,327
--------------------------------------------------------------
                                                     1,792,598
--------------------------------------------------------------
    Total U.S. Dollar Denominated
      Bonds & Notes (Cost
      $58,071,172)                                  54,413,221
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(h)        VALUE
NON-U.S. DOLLAR DENOMINATED BONDS
  & NOTES-33.28%

AUSTRALIA-1.97%

New South Wales Treasury Corp.
  (Sovereign Debt), Gtd. Notes,
  7.00%, 04/01/04   AUD                1,320,000   $   856,995
--------------------------------------------------------------
State Bank New South Wales
  (Banks-Major Regional), Series E
  Medium Term Sr. Unsec. Gtd.
  Notes, 8.625%, 08/20/01      AUD     1,300,000       862,743
--------------------------------------------------------------
                                                     1,719,738
--------------------------------------------------------------

CANADA-9.47%

B.C. Generic Residual (Sovereign
  Debt), Deb.,13.88%,
  06/21/04(e)            CAD             150,000        76,004
--------------------------------------------------------------
Bank of Montreal (Banks-Money
  Center), Sub. Deb., 7.92%,
  07/31/12         CAD                   300,000       216,435
--------------------------------------------------------------
Bell Mobility Cellular
  (Telecommunications-
  Cellular/Wireless), Deb., 6.55%,
  06/02/08                     CAD       750,000       492,805
--------------------------------------------------------------
British Columbia Municipal Finance
  Authority (Sovereign Debt),
  Bonds, 7.75%, 12/01/05       CAD       500,000       362,997
--------------------------------------------------------------
Canadian Oil Debco Inc. (Oil &
  Gas- Exploration & Production),
  Deb., 11.00%, 10/31/00       CAD       450,000       317,870
--------------------------------------------------------------
Canadian Pacific Ltd.,
  (Railroads), Unsec. Medium Term
  Disc. Notes, 5.85%, 03/30/09
  (Acquired 03/24/99; Cost
$661,416)(b)(f)                CAD     1,000,000       634,015
--------------------------------------------------------------
Clearnet Communications Inc.
  (Telecommunications-Cellular/Wireless),
  Sr. Disc. Notes, 11.75%,
  08/13/07(f)   CAD                    1,100,000       524,859
--------------------------------------------------------------
  10.40%, 05/15/08(f)          CAD     1,200,000       507,369
--------------------------------------------------------------
Sr. Unsec. Disc. Notes, 10.75%,
  02/15/09(f)                  CAD     1,300,000       509,916
--------------------------------------------------------------
GMAC Canada Ltd. (Financial
  Diversified), Sr. Unsec. Gtd.
  Unsub. Notes, 6.50%, 03/23/04GBP       450,000       718,447
--------------------------------------------------------------
Loblaw Co. Ltd. (Retail-Food
  Chains), Unsec. Medium Term
  Disc. Notes, 6.45%, 03/01/39 CAD       750,000       460,896
--------------------------------------------------------------
Molson Breweries Co. Ltd.
  (Beverages- Alcoholic), Unsec.
  Unsub. Notes, 6.00%, 06/02/08CAD       700,000       453,605
--------------------------------------------------------------
NAV Canada (Services-Commercial &
  Consumer), Bonds, 7.40%,
  06/01/27  CAD                        1,000,000       730,551
--------------------------------------------------------------
Poco Petroleums Ltd. (Oil &
  Gas-Exploration & Production),
  Unsec. Deb., 6.60%, 09/11/07 CAD       750,000       484,961
--------------------------------------------------------------
Province of Ontario (Sovereign
  Debt), Sr. Unsec. Unsub. Notes,
  6.25%, 12/03/08              NZD     1,500,000       672,945
--------------------------------------------------------------
Telegobe Canada, Inc. (Telephone),
  Unsec. Deb., 8.35%, 06/20/03 CAD       650,000       453,958
--------------------------------------------------------------
TransCanada Pipelines (Natural
  Gas), Series Q, Deb., 10.625%,
  10/20/09           CAD                 375,000       318,211
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(h)        VALUE
CANADA-(CONTINUED)

Westcoast Energy, Inc. (Natural
  Gas), Series V, Unsec. Deb.,
6.45%, 12/18/06          CAD        $    500,000   $   335,635
--------------------------------------------------------------
                                                     8,271,479
--------------------------------------------------------------

DENMARK-1.08%

Kingdom of Denmark (Sovereign
  Debt), Bonds, 7.00%, 12/15/04DKK     6,150,000       940,928
--------------------------------------------------------------

GERMANY-2.86%

Bundesrepublik Deutschland
  (Sovereign Debt), Series 92
  Bonds, 7.25%, 10/21/02    EUR          810,000       921,185
--------------------------------------------------------------
Hypovereins Finance N.V.
  (Banks-Major Regional), Gtd.
  Series E Medium Term Notes,
  6.00%, 03/12/07            DEM         250,000       134,974
--------------------------------------------------------------
International Bank for
  Reconstruction & Development
  (Banks-Money Center), Unsec.
  Deb., 7.125%, 04/12/05      DEM      1,400,000       826,494
--------------------------------------------------------------
Treuhandanstalt (Sovereign Debt),
  Gtd. Notes, 6.00%, 11/12/03  EUR       560,000       618,697
--------------------------------------------------------------
                                                     2,501,350
--------------------------------------------------------------

GREECE-1.18%

Hellenic Republic (Sovereign
  Debt), Bonds, 6.60%, 01/15/04GRD   333,000,000     1,032,847
--------------------------------------------------------------

NETHERLANDS-4.70%

Dresdner Finance B.V. (Banks-Major
  Regional), Series 11 Floating
  Rate Gtd. Notes, 3.532%,
  07/30/03            EUR              1,000,000     1,047,839
--------------------------------------------------------------
KPNQWest B.V.
  (Telecommunications-Long
  Distance), Sr. Unsec. Notes,
  7.125%, 06/01/09 (Acquired
  05/25/99; Cost $1,051,124)(b)EUR     1,000,000     1,019,104
--------------------------------------------------------------
Mannesmann Finance B.V. (Machinery
  Diversified), Gtd. Unsec. Unsub.
  Notes, 4.75%, 05/27/09       EUR       900,000       843,286
--------------------------------------------------------------
Prudential Financial B.V.
  (Investment Banking/ Brokerage),
  Sr. Unsec. Gtd. Bonds, 9.375%,
  06/04/07                 GBP           400,000       749,353
--------------------------------------------------------------
SPT Telecom A.S.
  (Telecommunications-Long
  Distance), Gtd. Unsec. Unsub.
  Notes, 5.125%, 05/07/03      DEM       275,000       147,120
--------------------------------------------------------------
Tecnost International Finance N.V.
  (Financial- Diversified), Series
  E Medium Term Gtd. Notes,
  6.125%, 07/30/09            EUR        290,000       297,125
--------------------------------------------------------------
                                                     4,103,827
--------------------------------------------------------------

NEW ZEALAND-2.59%

Inter-American Development Bank,
  (Banks- Money Center), Unsec.
  Bonds, 5.75%, 04/15/04       NZD     2,000,000       951,163
--------------------------------------------------------------
International Bank for
  Reconstruction & Development
  (Banks-Money Center),
  Unsec. Notes, 5.50%, 04/15/04NZD       800,000       378,406
--------------------------------------------------------------
  Sr. Unsec. Notes, 6.77%,
    08/20/07(e)  NZD                     750,000       209,131
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(h)        VALUE
NEW ZEALAND-(CONTINUED)

New Zealand Government (Sovereign
  Debt), Bonds,
  10.00%, 03/15/02             NZD  $    675,000   $   369,771
--------------------------------------------------------------
  8.00%, 04/15/04              NZD       675,000       357,696
--------------------------------------------------------------
                                                     2,266,167
--------------------------------------------------------------

SWEDEN-2.23%

AB Spintab (Banks-Regional),
  Series 161, Unsec. Deb., 7.50%,
  06/15/04        SEK                  6,700,000       861,443
--------------------------------------------------------------
Stadshypotek A.B.
  (Banks-Regional), Series 1562,
  Notes, 3.50%, 09/15/04   SEK        10,000,000     1,086,187
--------------------------------------------------------------
                                                     1,947,630
--------------------------------------------------------------

U.S.A.-0.61%

AT&T Canada, Inc. (Telephone), Sr.
  Unsec. Notes, 7.15%, 09/23/04CAD       800,000       537,070
--------------------------------------------------------------

UNITED KINGDOM-6.59%

Airtours PLC (Services-Commercial
  & Consumer), Conv. Sub. Notes,
  5.75%, 01/05/04 (Acquired
  12/09/98; Cost $494,636)(b)  GBP       299,000       452,874
--------------------------------------------------------------
Lloyds Bank PLC (Banks-Major
  Regional), Sub. Notes, 5.25%,
  07/14/08        DEM                  1,500,000       771,334
--------------------------------------------------------------
Merrill Lynch & Co. (Investment
  Banking/ Brokerage), Sr. Unsec.
  Unsub. Notes, 7.375%,
  12/17/07                 GBP           245,000       408,554
--------------------------------------------------------------
National Power PLC (Electric
  Companies), Sr. Unsec. Unsub.
  Bonds, 8.00%, 02/21/07       AUD       800,000       512,359
--------------------------------------------------------------
National Westminster Bank PLC
  (Banks-Money Center), Series E,
  Medium Term Unsec. Unsub. Notes,
  5.125%, 06/30/11      EUR              210,000       200,584
--------------------------------------------------------------
Scotia Holdings PLC (Health
  Care-Drugs- Generic & Other),
  Conv. Unsec. Unsub. Notes,
  8.50%, 03/26/02             GBP        650,000       917,237
--------------------------------------------------------------
Sutton Bridge Financial Ltd.
  (Financial- Diversified), Gtd.
  Eurobonds, 8.625%, 06/30/22  GBP       450,000       845,032
--------------------------------------------------------------
TeleWest Communications PLC
  (Broadcasting- Television, Radio
  & Cable), Sr. Unsec. Notes,
  5.25%, 02/19/07             GBP        400,000       651,844
--------------------------------------------------------------
Union Bank Switzerland London,
  (Banks-Major Regional), Unsec.
  Sub. Notes, 7.375%, 11/26/04 GBP       600,000     1,000,628
--------------------------------------------------------------
                                                     5,760,446
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Bonds & Notes
      (Cost $30,661,602)                            29,081,482
--------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-1.71%

BANKS (MAJOR REGIONAL)-0.09%

Societe Generale (France)                    350        76,221
--------------------------------------------------------------

BANKS (REGIONAL)-1.40%

First Republic Capital Corp.,
  Series A-Pfd. (Acquired
  05/26/99; Cost $750,000)(b)                750       746,250
--------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
BANKS (REGIONAL)-(CONTINUED)

Westpac Banking Corp. STRYPES
Trust-$3.135 Conv. Pfd.                   16,000   $   480,000
--------------------------------------------------------------
                                                     1,226,250
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-0.00%

Knology Holdings, Inc.-Wts.,
  expiring 10/15/07(i)                       700         1,575
--------------------------------------------------------------
Wireless One, Inc.-Wts., expiring
  10/19/00(i)                                150             0
--------------------------------------------------------------
                                                         1,575
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.00%

Electronic Retailing Systems
  International, Inc.-Wts.,
  expiring 02/01/04(i)                       290           290
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.09%

Glaxo Wellcome PLC (United
  Kingdom)                                 2,607        76,980
--------------------------------------------------------------

PERSONAL CARE-0.00%

IHF Capital, Inc., Series I-Wts.,
  expiring 11/14/99(i)                        70            35
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.01%

Clearnet Communications Inc.-Wts.
  (Canada), expiring 09/15/05(i)             330         4,290
--------------------------------------------------------------
Loral Space & Communications,
  Ltd.-Wts., expiring 01/15/07(i)            420         4,095
--------------------------------------------------------------
                                                         8,385
--------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
TELECOMMUNICATIONS (LONG DISTANCE)-0.08%

Tele1 Europe B.V.-Wts.
  (Netherlands), expiring
  05/15/09(i)                                500   $    40,125
--------------------------------------------------------------
Versatel Telecom B.V.-Wts.
  (Netherlands), expiring
  05/15/08(i)                                190        27,597
--------------------------------------------------------------
                                                        67,722
--------------------------------------------------------------

TELEPHONE-0.04%

Esat Holdings Ltd.-Wts. (Ireland),
  expiring 02/01/07(i)                       350        25,375
--------------------------------------------------------------
Intermedia Communications,
  Inc.-Wts., expiring 06/01/00(i)            150        13,763
--------------------------------------------------------------
                                                        39,138
--------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $1,339,360)                                    1,496,596
--------------------------------------------------------------

MONEY MARKET FUNDS-1.35%

STIC Liquid Assets Portfolio(j)          588,479       588,479
--------------------------------------------------------------
STIC Prime Portfolio(j)                  588,479       588,479
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $1,176,958)                                    1,176,958
--------------------------------------------------------------
TOTAL INVESTMENTS-98.61%                            86,168,257
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.39%                                  1,214,655
--------------------------------------------------------------
NET ASSETS-100.00%                                 $87,382,912
==============================================================

Investment Abbreviations:

AUD     - Australian Dollar
CAD     - Canadian Dollars
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
DEM     - German Deutsche Mark
Disc.   - Discounted
DKK     - Danish Krone
FRF     - French Franc
GBP     - British Pound Sterling
GRD     - Greek Drachma
Gtd.    - Guaranteed
NZD     - New Zealand Dollar
Pfd.    - Preferred
PRIDES  - Preferred Redemption Increase Dividend Equity Security
Sec.    - Secured
Sr.     - Senior
STRYPES - Structured Yield Product Exchangeable for Stock
SEK     - Swedish Krona
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Principal amount is in U.S. Dollars, except as indicated by note (h).
(b) Restricted securities. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 10/31/99 was $7,094,249 which represented 8.14% of the Fund's net assets.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(d) Non-income producing security.
(e) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(f) Discounted bond at purchase. Interest rate shown represent the coupon rate at which the bond will accrue at a specified future date.
(g) Defaulted security. Currently, the issue is in default with respect to interest payments.
(h) Foreign denominated security. Par value and coupon are denominated in currency indicated.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(j) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at market value (cost
  $91,252,953)                                 $ 86,168,257
-----------------------------------------------------------
  Foreign currencies (cost $18,242)                  18,464
-----------------------------------------------------------
Receivables for:
  Investments sold                                  764,818
-----------------------------------------------------------
  Forward currency contracts                          4,248
-----------------------------------------------------------
  Capital stock sold                                 85,861
-----------------------------------------------------------
  Dividends and interest                          2,088,500
-----------------------------------------------------------
Investment for deferred compensation plan            20,023
-----------------------------------------------------------
Other assets                                         13,214
-----------------------------------------------------------
    Total assets                                 89,163,385
-----------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           1,059,968
-----------------------------------------------------------
  Capital stock reacquired                          478,062
-----------------------------------------------------------
  Dividends                                         101,464
-----------------------------------------------------------
  Deferred compensation plan                         20,023
-----------------------------------------------------------
Accrued administrative services fees                  4,247
-----------------------------------------------------------
Accrued directors' fees                                 617
-----------------------------------------------------------
Accrued distribution fees                            55,603
-----------------------------------------------------------
Accrued transfer agent fees                          26,401
-----------------------------------------------------------
Accrued operating expenses                           34,088
-----------------------------------------------------------
    Total liabilities                             1,780,473
-----------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING    $ 87,382,912
===========================================================

NET ASSETS:

Class A                                        $ 51,076,640
===========================================================
Class B                                        $ 34,422,767
===========================================================
Class C                                        $  1,883,505
===========================================================
Capital stock, $0.001 par value per share:

Class A:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                     5,255,715
===========================================================
Class B:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                     3,543,063
===========================================================
Class C:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                       193,937
===========================================================
Class A:
  Net asset value and redemption price per
    share                                      $       9.72
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.72 divided by
      95.25%)                                  $      10.20
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       9.72
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       9.71
===========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Interest                                        $ 7,761,097
-----------------------------------------------------------
Dividends (net of $476 foreign withholding
  tax)                                               64,902
-----------------------------------------------------------
      Total investment income                     7,825,999
-----------------------------------------------------------

EXPENSES:

Advisory fees                                       703,524
-----------------------------------------------------------
Administrative services fees                         66,799
-----------------------------------------------------------
Custodian fees                                       48,756
-----------------------------------------------------------
Directors' fees                                       8,112
-----------------------------------------------------------
Distribution fees-Class A                           300,260
-----------------------------------------------------------
Distribution fees-Class B                           385,265
-----------------------------------------------------------
Distribution fees-Class C                            19,247
-----------------------------------------------------------
Transfer agent fees-Class A                         114,393
-----------------------------------------------------------
Transfer agent fees-Class B                          73,389
-----------------------------------------------------------
Transfer agent fees-Class C                           3,666
-----------------------------------------------------------
Other                                               160,098
-----------------------------------------------------------
      Total expenses                              1,883,509
-----------------------------------------------------------
Less:
      Fees waived by advisor                       (423,180)
-----------------------------------------------------------
      Expenses paid indirectly                       (2,351)
-----------------------------------------------------------
Net expenses                                      1,457,978
-----------------------------------------------------------
Net investment income                             6,368,021
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FORWARD CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (3,425,545)
-----------------------------------------------------------
  Foreign currencies                               (699,509)
-----------------------------------------------------------
  Forward currency contracts                        117,048
-----------------------------------------------------------
                                                 (4,008,006)
-----------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (4,733,538)
-----------------------------------------------------------
  Foreign currencies                                 (5,039)
-----------------------------------------------------------
  Forward currency contracts                        267,350
-----------------------------------------------------------
                                                 (4,471,227)
-----------------------------------------------------------
  Net gain (loss) from investment securities,
    foreign currencies and forward currency
    contracts                                    (8,479,233)
-----------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     $(2,111,212)
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                 1999           1998
                                                              -----------    -----------
OPERATIONS:

  Net investment income                                       $ 6,368,021    $ 4,564,973
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and forward currency contracts          (4,008,006)      (293,145)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and forward
    currency contracts                                         (4,471,227)    (2,380,155)
----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations       (2,111,212)     1,891,673
----------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:

  Class A                                                      (3,538,334)    (2,295,926)
----------------------------------------------------------------------------------------
  Class B                                                      (2,065,556)    (1,495,827)
----------------------------------------------------------------------------------------
  Class C                                                        (102,985)       (42,707)
----------------------------------------------------------------------------------------

Return of capital distribution:

  Class A                                                        (483,962)      (354,717)
----------------------------------------------------------------------------------------
  Class B                                                        (310,211)      (250,576)
----------------------------------------------------------------------------------------
  Class C                                                         (15,757)        (8,211)
----------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:

  Class A                                                              --       (258,088)
----------------------------------------------------------------------------------------
  Class B                                                              --       (181,448)
----------------------------------------------------------------------------------------
  Class C                                                              --         (5,682)
----------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                      (1,856,726)    29,014,691
----------------------------------------------------------------------------------------
  Class B                                                       1,178,036     12,527,487
----------------------------------------------------------------------------------------
  Class C                                                         263,914      1,597,917
----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (9,042,793)    40,138,586
----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          96,425,705     56,287,119
----------------------------------------------------------------------------------------
  End of period                                               $87,382,912    $96,425,705
========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $95,576,239    $96,795,220
----------------------------------------------------------------------------------------
  Undistributed net investment income                             (45,192)       222,498
----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and forward currency
    contracts                                                  (3,069,640)        15,255
----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and forward currency
    contracts                                                  (5,078,495)      (607,268)
----------------------------------------------------------------------------------------
                                                              $87,382,912    $96,425,705
========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Income Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is high current income. Its secondary objective is protection of principal and growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid monthly. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
      On October 31, 1999, undistributed net investment income was decreased by $118,906, undistributed net realized gains increased by $923,111 and paid-in-capital decreased by $804,205 as a result of a tax return of capital in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $3,052,967 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2007.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
      Outstanding forward currency contracts at October 31, 1999 were as follows:

                             CONTRACT                                   UNREALIZED
SETTLEMENT                      TO       CONTRACT TO                   APPRECIATION
DATE                          DELIVER      RECEIVE         VALUE      (DEPRECIATION)
----------                   ---------   ------------   -----------   --------------
11/10/99               AUD     650,000       424,775        414,696        10,079
------------------------------------------------------------------------------------
11/04/99               CAD   5,000,000     3,344,705      3,396,451       (51,745)
------------------------------------------------------------------------------------
11/26/99               GBP     800,000     1,279,104      1,315,326       (36,222)
------------------------------------------------------------------------------------
11/26/99               GBP   2,600,000     4,305,600      4,274,808        30,792
------------------------------------------------------------------------------------
11/26/99               NZD   2,300,000     1,218,885      1,167,541        51,344
------------------------------------------------------------------------------------
                                         $10,573,069    $10,568,822      $  4,248
====================================================================================

F. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
G. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.70% of the first $1 billion of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1 billion. During the year ended October 31, 1999, AIM waived fees of $423,180.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $66,799 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $148,724 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $300,260, $385,265 and $19,247, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $28,250 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $3,743 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1999, the Fund paid legal fees of $3,672 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $1,167 and $1,184, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $2,351 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $90,400,242 and $90,308,631, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                            $   815,437
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (5,913,598)
------------------------------------------------------------
Net unrealized depreciation of investment
  securities                                     $(5,098,161)
============================================================

Cost of investments for tax purposes is $91,266,418.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                 1999                        1998
                       -------------------------   -------------------------
                         SHARES        AMOUNT        SHARES        AMOUNT
                       ----------   ------------   ----------   ------------
Sold:
  Class A               2,496,536   $ 26,051,117    3,840,125   $ 41,970,650
----------------------------------------------------------------------------
  Class B               1,275,307     13,306,447    1,818,456     19,865,377
----------------------------------------------------------------------------
  Class C                 101,598      1,053,223      155,501      1,696,174
----------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                 315,101      3,238,097      221,486      2,412,254
----------------------------------------------------------------------------
  Class B                 188,786      1,938,556      144,487      1,573,639
----------------------------------------------------------------------------
  Class C                   9,111         93,556        4,387         47,595
----------------------------------------------------------------------------
Reacquired:
  Class A              (3,041,035)   (31,145,940)  (1,406,526)   (15,368,213)
----------------------------------------------------------------------------
  Class B              (1,370,398)   (14,066,967)    (814,522)    (8,911,529)
----------------------------------------------------------------------------
  Class C                 (85,444)      (882,865)     (13,394)      (145,852)
----------------------------------------------------------------------------
                         (110,438)  $   (414,776)   3,950,000   $ 43,140,095
============================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and Class B capital stock outstanding during each of the years in the five-year period ended October 31, 1999 and for a share of Class C capital stock outstanding during each of the years in the two-year period ended October 31, 1999 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                      CLASS A
                                                              -------------------------------------------------------
                                                               1999        1998        1997        1996        1995
                                                              -------     -------     -------     -------     -------
Net asset value, beginning of period                          $ 10.60     $ 10.93     $ 10.85      $10.74      $10.02
------------------------------------------------------        -------     -------     -------      ------      ------
Income from investment operations:
  Net investment income                                          0.67        0.71        0.72        0.79(a)     0.79
------------------------------------------------------        -------     -------     -------      ------      ------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.86)      (0.27)       0.21        0.25        0.75
------------------------------------------------------        -------     -------     -------      ------      ------
      Total from investment operations                          (0.19)       0.44        0.93        1.04        1.54
------------------------------------------------------        -------     -------     -------      ------      ------
Less distributions:
  Dividends from investment income                              (0.61)      (0.61)      (0.72)      (0.81)      (0.82)
------------------------------------------------------        -------     -------     -------      ------      ------
  Distributions from net realized gains                            --       (0.07)      (0.13)      (0.12)         --
------------------------------------------------------        -------     -------     -------      ------      ------
  Return of capital                                             (0.08)      (0.09)         --          --          --
------------------------------------------------------        -------     -------     -------      ------      ------
      Total distributions                                       (0.69)      (0.77)      (0.85)      (0.93)      (0.82)
------------------------------------------------------        -------     -------     -------      ------      ------
Net asset value, end of period                                $  9.72     $ 10.60     $ 10.93      $10.85      $10.74
======================================================        =======     =======     =======      ======      ======
Total return(b)                                                 (1.94)%      3.95%       9.05%      10.22%      16.07%
======================================================        =======     =======     =======      ======      ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $51,077     $58,115     $30,924     $21,926     $10,004
======================================================        =======     =======     =======      ======      ======
Ratio of expenses to average net assets(c)                       1.25%(d)    1.23%       1.25%       1.25%       1.25%
======================================================        =======     =======     =======      ======      ======
Ratio of net investment income to average net assets(e)          6.54%(d)    6.38%       6.54%       7.27%       7.38%
======================================================        =======     =======     =======      ======      ======
Portfolio turnover rate                                            93%         47%         61%         83%        128%
======================================================        =======     =======     =======      ======      ======

(a) Calculated using average shares outstanding.

(b) Does not deduct sales charges and is not annualized for periods less than one year.

(c) After fee waivers and/or expense reimbursements. The ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.67%, 1.73%, 1.86%, 2.02% and 3.03% for the periods 1999-1995.

(d) Ratios are based on average net assets of $60,052,093.

(e) After fee waivers and/or expense reimbursements. The ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 6.12%, 5.89%, 5.93%, 6.51% and 5.59% for the periods 1999-1995.

                                                                     CLASS B                                    CLASS C
                                             -----------------------------------------------------    --------------------------
                                              1999       1998        1997        1996        1995      1999      1998      1997
                                             -------    -------     -------     -------     ------    ------    ------    ------
Net asset value, beginning of period         $ 10.59    $ 10.92     $ 10.84     $ 10.73     $10.01    $10.59    $10.92    $10.76
------------------------------------------   -------    -------     -------     -------     ------    ------    ------    ------
Income from investment operations:
  Net investment income                         0.62       0.65        0.67        0.74(a)    0.74      0.62      0.66      0.15(a)
------------------------------------------   -------    -------     -------     -------     ------    ------    ------    ------
  Net gains (losses) on securities (both
    realized and unrealized)                   (0.85)     (0.27)       0.21        0.24       0.75     (0.86)    (0.28)     0.17
------------------------------------------   -------    -------     -------     -------     ------    ------    ------    ------
      Total from investment operations         (0.23)      0.38        0.88        0.98       1.49     (0.24)     0.38      0.32
------------------------------------------   -------    -------     -------     -------     ------    ------    ------    ------
Less distributions:
  Dividends from investment income             (0.56)     (0.55)      (0.67)      (0.75)     (0.77)    (0.56)    (0.55)    (0.13)
------------------------------------------   -------    -------     -------     -------     ------    ------    ------    ------
  Distributions from net realized gains           --      (0.07)      (0.13)      (0.12)        --        --     (0.07)    (0.03)
------------------------------------------   -------    -------     -------     -------     ------    ------    ------    ------
  Return of capital                            (0.08)     (0.09)         --          --         --     (0.08)    (0.09)       --
------------------------------------------   -------    -------     -------     -------     ------    ------    ------    ------
      Total distributions                      (0.64)     (0.71)      (0.80)      (0.87)     (0.77)    (0.64)    (0.71)    (0.16)
------------------------------------------   -------    -------     -------     -------     ------    ------    ------    ------
Net asset value, end of period               $  9.72    $ 10.59     $ 10.92     $ 10.84     $10.73    $ 9.71    $10.59    $10.92
==========================================   =======    =======     =======     =======     ======    ======    ======    ======
Total return(b)                                (2.37)%     3.38%       8.48%       9.66%     15.56%    (2.47)%    3.39%     2.99%
==========================================   =======    =======     =======     =======     ======    ======    ======    ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $34,423    $36,525     $25,121     $16,787     $4,207    $1,884    $1,785    $  242
==========================================   =======    =======     =======     =======     ======    ======    ======    ======
Ratio of expenses to average net assets(c)      1.75%(d)   1.75%       1.76%       1.75%      1.73%     1.75%(d)  1.73%     1.76%(e)
==========================================   =======    =======     =======     =======     ======    ======    ======    ======
Ratio of net investment income to average
  net assets(f)                                 6.04%(d)   5.87%       6.03%       6.77%      6.88%     6.04%(d)  5.88%     6.03%(e)
==========================================   =======    =======     =======     =======     ======    ======    ======    ======
Portfolio turnover rate                           93%        47%         61%         83%       128%       93%       47%       61%
==========================================   =======    =======     =======     =======     ======    ======    ======    ======

(a) Calculated using average shares outstanding.

(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.

(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.17%, 2.25%, 2.37%, 2.53% and 3.57% for 1999-1995 for Class B and 2.17%,
    2.22% and 2.37% (annualized) for 1999-1997 for Class C.

(d) Ratios are based on average net assets of $38,526,539 and $1,924,739 for Class B and Class C, respectively.

(e) Annualized.

(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were 5.62%, 5.37%, 5.42%, 6.00% and 5.05% for 1999-1995 for
    Class B and 5.62%, 5.40% and 5.42% (annualized) for 1999-1997 for Class C.

                       INDEPENDENT AUDITORS' REPORT

                       To the Board of Directors and Shareholders
                       AIM International Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of the AIM Global Income Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Global Income Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

BOARD OF DIRECTORS                             OFFICERS                              OFFICE OF THE FUND
Charles T. Bauer                               Charles T. Bauer                      11 Greenway Plaza
Chairman                                       Chairman                              Suite 100
A I M Management Group Inc.                                                          Houston, TX 77046
                                               Robert H. Graham
Bruce L. Crockett                              President                             INVESTMENT ADVISOR
Director
ACE Limited;                                   Carol F. Relihan                      A I M Advisors, Inc.
Formerly Director, President, and              Senior Vice President and Secretary   11 Greenway Plaza
Chief Executive Officer                                                              Suite 100
COMSAT Corporation                             Gary T. Crum                          Houston, TX 77046
                                               Senior Vice President
Owen Daly II                                                                         TRANSFER AGENT
Director                                       Dana R. Sutton
Cortland Trust Inc.                            Vice President and Treasurer          A I M Fund Services, Inc.
                                                                                     P.O. Box 4739
Edward K. Dunn Jr.                             Robert G. Alley                       Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;           Vice President
Formerly Vice Chairman and President,                                                CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and       Melville B. Cox
President, Mercantile Bankshares               Vice President                        State Street Bank and Trust Company
                                                                                     225 Franklin Street
Jack Fields                                    Edgar M. Larsen                       Boston MA 02110
Chief Executive Officer                        Vice President
Texana Global, Inc.;                                                                 COUNSEL TO THE FUND
Formerly Member                                Mary J. Benson
of the U.S. House of Representatives           Assistant Vice President              Ballard Spahr
                                               and Assistant Treasurer               Andrews & Ingersoll, LLP
Carl Frischling                                                                      1735 Market Street
Partner                                        Sheri Morris                          Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP          Assistant Vice President
                                               and Assistant Treasurer               COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer          Renee A. Friedli                      Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                    Assistant Secretary                   919 Third Avenue
                                                                                     New York, NY 10022
Prema Mathai-Davis                             P. Michelle Grace
Chief Executive Officer, YWCA of the U.S.A.;   Assistant Secretary                   DISTRIBUTOR
Commissioner, New York City Dept. for the
Aging; and member of the Board of Directors,   Nancy L. Martin                       A I M Distributors, Inc.
Metropolitan Transportation Authority of       Assistant Secretary                   11 Greenway Plaza
New York State                                                                       Suite 100
                                               Ofelia M. Mayo                        Houston, TX 77046
Lewis F. Pennock                               Assistant Secretary
Attorney                                                                             AUDITORS
                                               Lisa A. Moss
Louis S. Sklar                                 Assistant Secretary                   KPMG LLP
Executive Vice President                                                             700 Louisiana
Hines Interests                                Kathleen J. Pflueger                  Houston, TX 77002
Limited Partnership                            Assistant Secretary

                                               Samuel D. Sirko
                                               Assistant Secretary

                                               Stephen I. Winer
                                               Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Global Income Fund paid ordinary dividends in the amount of $0.607 per share to Class A shareholders, and $0.552 per share to Class B and Class C shareholders, respectively, during its tax year ended October 31, 1999. Of this amount 0% is eligible for the dividends received deduction for corporations.

INCOME TAX INFORMATION

Of the total income dividends paid, 3.56% was derived from U.S. Treasury obligations.

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                 MONEY MARKET FUNDS                               A I M Management Group Inc.
AIM Aggressive Growth Fund(1)                AIM Money Market Fund                            has provided leadership in the
AIM Blue Chip Fund                           AIM Tax-Exempt Cash Fund                         mutual fund industry since
AIM Capital Development Fund                                                                  1976 and managed approximately
AIM Constellation Fund                       INTERNATIONAL GROWTH FUNDS                       $120 billion in assets for
AIM Dent Demographic Trends Fund             AIM Advisor International Value Fund             more than 6.4 million
AIM Large Cap Growth Fund                    AIM Asian Growth Fund                            shareholders, including
AIM Mid Cap Equity Fund                      AIM Developing Markets Fund                      individual investors,
AIM Mid Cap Growth Fund                      AIM Euroland Growth Fund(4)                      corporate clients and
AIM Mid Cap Opportunities Fund               AIM European Development Fund                    financial institutions, as of
AIM Select Growth Fund                       AIM International Equity Fund                    September 30, 1999.
AIM Small Cap Growth Fund(2)                 AIM Japan Growth Fund                                The AIM Family of
AIM Small Cap Opportunities Fund(3)          AIM Latin American Growth Fund                   Funds--Registered Trademark--
AIM Value Fund AIM Weingarten Fund           AIM New Pacific Growth Fund                      is distributed nationwide, and
                                                                                              AIM today is the 10th-largest
GROWTH & INCOME FUNDS                        GLOBAL GROWTH FUNDS                              mutual fund complex in the
AIM Advisor Flex Fund                        AIM Global Aggressive Growth Fund                United States in assets under
AIM Advisor Large Cap Value Fund             AIM Global Growth Fund                           management, according to
AIM Advisor Real Estate Fund                                                                  Strategic Insight, an
AIM Balanced Fund                            GLOBAL GROWTH & INCOME FUNDS                     independent mutual fund
AIM Basic Value Fund                         AIM Global Growth & Income Fund                  monitor.
AIM Charter Fund                             AIM Global Utilities Fund

INCOME FUNDS                                 GLOBAL INCOME FUNDS
AIM Floating Rate Fund                       AIM Emerging Markets Debt Fund
AIM High Yield Fund                          AIM Global Government Income Fund
AIM High Yield Fund II                       AIM Global Income Fund
AIM Income Fund                              AIM Strategic Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund           THEME FUNDS
                                             AIM Global Consumer Products and Services Fund
TAX-FREE INCOME FUNDS                        AIM Global Financial ServicesFund
AIM High Income Municipal Fund               AIM Global Health Care Fund
AIM Municipal Bond Fund                      AIM Global Infrastructure Fund
AIM Tax-Exempt Bond Fund of Connecticut      AIM Global Resources Fund
AIM Tax-Free Intermediate Fund               AIM Global Telecommunications and Technology Fund(5)
                                             AIM Global Trends Fund(6)

(1) AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999.
(4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.


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                                                        --Registered Trademark--





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